42nd Annual J.P. Morgan Healthcare Conference John T. Treace, CEO & Founder January 9, 2024 On solid footing for sustained top-tier growth 1

This presentation may include forward- looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, strategy and plans, industry environment, potential growth opportunities, and our expectations for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled Risk Factors in our filings made with the Securities and Exchange Commission (the “SEC”), including our Form 10-K for the year ended December 31, 2022, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Forward-Looking Statements 2

Non-GAAP Financial Measures 3 To supplement the financial results presented in accordance with GAAP, this presentation presents Adjusted EBITDA, which the Company defines as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs and debt extinguishment loss. As of March 31, 2023, in its calculation of Adjusted EBITDA, the Company began subtracting interest income from net loss as interest income is expected to be significant for the full-year 2023. Prior period results for Adjusted EBITDA have been updated to be consistent with the updated presentation as described above. Non-GAAP financial measures such as Adjusted EBITDA are presented in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management uses these non-GAAP financial measures to evaluate the Company’s operating performance and trends, as well as for making planning decisions. The Company believes that Adjusted EBITDA helps to identify underlying trends in the Company’s business that may otherwise be masked by the effect of the income and expenses and other items that it excludes in its calculation of Adjusted EBITDA. Accordingly, the Company believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by the Company’s management in their financial and operational decision-making. The Company also presents these non-GAAP financial measures because it believes investors, analysts and rating agencies consider them to be a useful metrics in measuring the Company’s performance against other companies and its ability to meet its debt service obligations. There are limitations related to the use of non-GAAP financial measures such as Adjusted EBITDA because they are not prepared in accordance with GAAP, may exclude significant income and expenses required by GAAP to be recognized in the Company’s financial statements, and may not be comparable to non-GAAP financial measures used by other companies. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non‐GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation.

Treace Medical Concepts, Inc. Pure-play medical device company focused on the surgical treatment of bunions and related deformities 53 US PATENTS 79 US PENDING PATENTS Growing FY 2023 preliminary revenue of $186.7M to $187.1 million (+32% YOY growth at midpoint)* 5-year revenue growth CAGR of +60% Just getting started 10 new product launches in 2H 2023 and 2024 Clear line-of-sight to near-term profitability – driving towards adj. EBITDA breakeven for FY 2024 and cash flow positive in 2025 Strong cash & liquidity position – no current need for equity financing 4 Fastest-growing company in foot and ankle, one of the fastest-growing segments in Orthopaedics¹ Hyper-focused * The preliminary revenue remains subject to completion of year-end accounting procedures and adjustments and is subject to change. TMCI estimate based on other publicly-traded peers participating in the foot and ankle market

Emily Lapiplasty® patient $5B+ U.S. market opportunity A LARGE, underserved Bunions affect ~1 in 4 U.S. adults¹, a population of 65 million 10,000 U.S. bunion surgeons 450k annual surgical procedures: $2.3B current market² 650k more in need of surgery: $2.7B market 5 Nix S, et al. J Foot Ankle Res 2010 iData Research, Inc., 2022

Transverse Plane Sagittal Plane Frontal Plane Bunions: 3-Plane Deformities 6 An unstable joint in the middle of the foot allows the metatarsal bone to shift outward… Bunion (bump) presents here Unstable joint is here In nearly 90% of bunions, the metatarsal bone is rotated in the frontal plane1 Creating the painful “bump” on the side of the big toe Kim Y, et al. Foot Ankle Int 2015 Okuda R, et al. JBJS 2009; Okuda R, et al. JBJS 2007 6 Failure to correct the frontal plane component can lead to a 10-12x greater risk of recurrence2

Traditional 2D Surgical Approaches Have Significant Shortcomings

2D OSTEOTOMY (~75% of cases)

Cuts the metatarsal bone and shifts the bump inward

- Relatively straightforward procedure
- Doesn't address the unstable joint
- Increased recurrence risk[1]



Unstable joint unaddressed

2D LAPIDUS FUSION (~25% of cases)

Realigns the entire metatarsal bone and fuses the unstable joint

- Challenging freehand procedure
- Decreased recurrence risk[2]
- 6 – 8 weeks non-weightbearing (cast)[2]



Unstable joint fused

(1) 1.8%-78% recurrence; Lagaay PM, et al. J Foot Ankle Surg 2008; Jeuken RM, et al. Foot Ankle Int 2016
(2) 0-38% recurrence; Catanzariti AR, et al. J Foot Ankle Surg 1999; Galli SH, et al. Foot & Ankle Ortho 2020

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Lapiplasty®

3D Bunion Correction® Procedure differs from 2D options

Our 3D solution:

Treace has democratized a "3D-bunion procedure", making it accessible to more physicians and their patients

Correct.
Make correction *before* you cut


RIGHT 2.5

Cut.
Perform precision cuts with confidence


RIGHT 2.5

Compress.
Achieve controlled compression of joint surfaces


TREACE
Lapiplasty

Fixate.
Apply multiplanar fixation for robust stability



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Patient Reported Outcomes, Mean (95% Cl) Visit MOxFQ and VAS Pain Scores Over Time compelling outcomes, supported by evidence EARLY WEIGHT BEARING in 8.4 days (avg)1,2 (1) Interim ALIGN3D™ study report, AOFAS 2023; HVA >20 degrees; 0.7% of patients (1 of 151 patients) at 24 months and 1.1% (1 of 95 patients) at 36 months (2) In a post-operative boot (3) VAS at 24 months post-procedure (n=156). VAS scores only collected to 24 months. (4) MOxFQ at 36 months (n=100) ALIGN3D™ Multicenter Prospective Study1 7 centers, 13 surgeons, 173 patient report, average follow-up of 33.4 months View White Paper 81% pain reduction3 92% and 93% improvement in walking/standing and social interaction scores, respectively4 Low recurrence rates 0.7% at 24 months, 1.1% at 36 months1

TREACE Medical Concepts, Inc.

A LARGE, underserved

$5B+ U.S. market opportunity



Additional complementary markets added

+ $750M TAM 15% ⬆

Adductoplasty® Midfoot Correction[1]
~$500M

Hammertoe Correction[1]
~$250M

These conditions often coexist with bunions and are often addressed at same time

(1) iData Research, Inc., 2022 and TMCI company estimates; includes metatarsus adductus deformity, midfoot OA opportunities, and hammertoe correction

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Rapid, focused innovation and growth

Adductoplasty® Midfoot Correction

First instrumented approach for correcting metatarsus adductus deformity and osteoarthritis of midfoot

Present in up to 30% of bunion patients; increased recurrence if not addressed[1]

$4K+ additional per Lapiplasty® case[2]

Adductoplasty® System (Launched Q2 2022)



Precision cut guide › Alignment & Compression › Plate Fixation

NEW

TriTome™ Release Instrument




Before
91.2 mm
After
66.6 mm

(1) Aiyer AA, et al. Foot Ankle Int 2014; Aiyer AA, et al. Foot Ankle Int 2016
(2) Additional procedures and products used to address concurrent disease states and/or co-morbidities, such as Metatarsus Adductus; Case refers to average Lapiplasty® case

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Rapid, focused innovation and growth Hammertoe Correction Q4 2023 launch Designed to address hammertoe, claw toe and mallet toe deformities PEEK material offers radiolucency and mechanical properties comparable to bone¹,² Sterile-packed kit (1) Treace Medical Concepts data on file (2) Dong XN, et al. Journal of Biomechanics 2012 (3) iData Research, Inc., 2022 Hammertoes often present with bunions – one of the most prevalent deformities in the foot, resulting in approximately 700,000 surgical repairs per year in the U.S.³

Taking Bold Steps to Capture the Market (1) 4-year CAGR reflects Q4 2019 to Q4 2023 (2) Active Surgeons perform at least one Lapiplasty® procedure in trailing twelve months 30% 4-year CAGR in Active Surgeons¹ Early in utilization curve: nearly 40% of surgeons added in last two years 30% Approaching using Lapiplasty® procedure bunion surgeons Increased experience leads to increased utilization 2,855 ~29% 2023 Surgeon Base Penetration Active Surgeon Users² 1,783 2021 997 2019 ~18% ~10%

Blended ASP Market-capturing momentum A Step Ahead Revenue growth driven by increasing surgeon utilization, new surgeon users and higher blended average sales prices (BASP) BASP expansion driven by next-gen Lapiplasty® technologies and complementary product usage $17.7 2018 $39.4 2019 $57.4 2020 $141.8 2022 $94.4 2021 ~$186.9 2023 Revenue¹ ($Millions) Increasing blended ASP for each procedure kit sold Growth % over prior year 2021 $5,398 5% 2022 $5,753 7% 2023 $6,306 10% 14 Tom Lapiplasty® patient Revenue for 2023 is preliminary and represents the midpoint of the expected revenue range of $186.7 million to $187.1 million for full-year 2023

Sterile-packed implant kits Reusable instrumentation A capital-light, highly scalable model Margin from one procedure pays for our instrument tray 15 ~40 sellable SKUs facilitate supply chain and inventory management with ~80% gross margin 15 Jim Lapiplasty® patient

A rapid, nimble, product iteration cycle Where others walk, We sprint 16

“The biggest thing from Treace since Lapiplasty®” “Total game changer” Fixation Platform, a giant step forward SpeedPlate™ - a new standard for foot and ankle fixation for Lapiplasty®, Adductoplasty® and BEYOND. We expect it to fuel continued revenue growth and new surgeon additions. SURGEONS SAY: 17 SpeedPlate™ Implants shown in Lapiplasty® and Adductoplasty® procedure

Why is a “Game Changer” Dynamic compression Designed to deliver stability of a titanium locking plate¹ with speed and compression of a staple Platform technology For Micro-Lapiplasty™ (2cm incision), Lapiplasty® & Adductoplasty® procedures and beyond Not just Lapiplasty® Potential to achieve broad adoption across many other common bone fusion procedures in the foot Key Surgical Steps Step 1 Step 2 Step 3 Position & Drill Preload & Insert Release & Compress (1) Encompasses locking plate and screw construct

TREACE
Medical Concepts, Inc.

“I’d like the slowest recovery possible”

...and other things no patient ever says

Through continued refinement and innovation, Lapiplasty® can now be performed through a micro 2cm incision



Lapiplasty® Procedure
~7cm Incision; 2015



Mini-Incision™ System
~3.5cm Incision; 2021



Micro-Lapiplasty™ System
~2cm Incision; Q1 2024

Uses SpeedPlate™ fixation with premium ASP



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Building on our strengths 20 Powerful Future Pipeline REDPOINT™ PSI TECHNOLOGY Pre-operative planning and patient-specific cut guides Strengthens market leadership position and competitive differentiation First to U.S. market with FDA-cleared PSI solution for bunion and midfoot deformity correction NEW TECHNOLOGY PLATFORM Pre-Op Planning & 3D Printed Cut Guide Patient-Specific Cutting Guide Coming in 2H 2024 Expected to: Drive further penetration into bunion market Attract new physicians Fuel higher utilization rates Final Correction

(1) As of December 31, 2023 Direct vs. Distributor Revenue (%) Distributor Direct Investing Wisely in Direct Sales Our dedicated sales force is a key tactic in growing Treace market penetration This supports higher utilization and ASP TODAY: 227 employee direct sales reps1 ~340 employee “field fleet”1

Ongoing Commitment to Highly Effective Surgeon Education Hands-on training is required prior to live clinical use of the Lapiplasty® procedure Monthly introductory and advanced events with experienced surgeon faculty and Treace staff Baseline for new surgeon adds going forward: +250-300/yr

Patients ask for it by name Lapiplasty® is fast becoming a standard of care for bunions, and we have built a deep and wide competitive moat 23 Approximately 6.6% market penetration in Q4 2023, up from 3.5% in Q3 2021

Generating Brand Awareness and Demand Through Direct-to-Patient Outreach OUTREACH with national programs to raise awareness EDUCATE on Lapiplasty.com SEARCH for a doctor SCHEDULE an appointment We reach surgical candidates via national programs We educate via Lapiplasty.com, then offer the means to find a surgeon and schedule an appointment Highly targeted, scalable and effective MARCH 2024

Driving Lapiplasty® Awareness via Targeted DTC 2.6 Million Viewers Saw Lapiplasty® On Court Signage Leading indicators show a meaningful impact: Social Channel Impact: >100K total impressions >10k total engagements www.Lapiplasty.com/pickleball +12% bump in organic searches +8% bump in direct traffic to Lapiplasty.com 25

Meaningful leverage opportunities to drive profitability Continued focus on operating expense leverage & management Scalability of business Technology-enabled efficiencies Expect positive adj. EBITDA in 4Q’23 The Company defines Non-GAAP adjusted EBITDA as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs and debt extinguishment loss. Driving towards adj. EBITDA breakeven in 2024 and cash flow positive in 2025 26 Total available access to liquidity, including debt facility, is ~$185 million Solidly on Pathway Towards Sustainable Profitability¹ Jen Lapiplasty® patient

Solid footing, setting the pace Differentiated technology and innovative procedures backed by compelling clinical evidence Positioned to deliver sustainable, strong 20%+ revenue growth in 2024 and beyond Driving towards adj. EBITDA breakeven for full-year 2024 and free cash flow positive in 2025 Fastest-growing company in foot and ankle one of the fastest-growing segments in Orthopaedics¹ Multiple growth drivers: + new surgeons + surgeon utilization + new products + sales rep productivity + BASP increases TMCI estimate based on other publicly-traded peers participating in the foot and ankle market

FOR ADDITIONAL INFORMATION, PLEASE CONTACT: www.treace.com NASDAQ: TMCI Julie Dewey, IRC jddewey@treace.com 209-613-6945 28 Chief Communications & Investor Relations Officer

GAAP to Non-GAAP Reconciliations 29